UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

         On May 29, 2008, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Investor Presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Investor Presentation of Provident Financial Holdings, Inc.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2008	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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PROVIDENT™

Provident Financial Holdings, Inc.

March 31, 2008

www.myprovident.com

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as amended. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

Organizational Chart

Provident Financial Holdings, Inc.



Provident Financial Holdings (Holding Company)
Provident Bank
Mortgage Banking (Provident Bank Mortgage)
Community Banking (Provident Bank)
Provident Financial Corp

PROV Overview

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Fifth largest deposit market share in the Riverside-San Bernardino RMA

PROVIDENT
Provident Financial Holdings, Inc.

Provident Locations


Pleasanton, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Beaumont (Early 2009)
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Ave. (Fall 2008)
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Glendora
- Riverside

Provident Financial Holdings, Inc.

PROV Highlights

Financial Position:	As of 03/31/2008	As of 12/31/2006
Total Assets	$ 1.67 Billion	$ 1.77 billion
Loans Held for Investment	$ 1.41 Billion	$ 1.39 billion
Deposits	$ 1.03 Billion	$ 930.1 million
Equity	$ 127.2 Million	$ 133.8 million
Tangible Equity	$ 127.2 Million	$ 133.8 million

Financial Results:	Quarter Ended 03/31/2008	Quarter Ended 12/31/2006
Net Income	$ 957,000	$ 1.2 million
Return on Average Equity	2.99%	3.64%
Return on Average Assets	0.23%	0.29%
Net Interest Margin	2.69%	2.50%
Efficiency Ratio	59.23%	57.48%
Total Loan Originations	$ 154.4 Million	$ 482.7 million
Provident Bank	$ 36.4 Million	$ 93.6 million
Provident Bank Mortgage ...	$ 118.0 Million	$ 389.1 million

Provident Financial Holdings, Inc.

Quarterly Net Income



(In Millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$ -
$1.2
$2.4
$1.8
$0.6
$1.0
$1.0
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments


(In Millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$4.0
$0.0
$2.5
$5.3
$(0.9)
$6.4
$(2.8)
$4.6
$(3.1)
$5.0
$(2.9)
$4.7
$(2.8)
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)
Community Banking
Mortgage Banking

PROVIDENT
Provident Financial Holdings, Inc.

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$10.5
$10.7
$9.8
$9.4
$9.6
$10.7
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Non-Interest Income



(In Millions)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.4
$2.9
$1.4
$2.3
$1.6
$0.6
$1.3
$0.1
$1.0
$0.9
$1.3
$0.3
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Provident Financial Holdings, Inc.

Net Interest Margin



3.00%
2.75%
2.50%
2.25%
2.00%
2.50%
2.49%
2.37%
2.40%
2.42%
2.69%
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Net Interest Margin vs. Fed Funds



5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%

	03/06	06/06	09/06	12/06	03/07	06/07	09/07	12/07	03/08
NIM (%)	3.00%	2.82%	2.67%	2.50%	2.49%	2.37%	2.40%	2.42%	2.69%
Fed Funds (%)	4.75%	5.25%	5.25%	5.25%	5.25%	5.25%	4.75%	4.25%	2.25%

Operating Expenses


(In Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$8.5
$8.8
$8.9
$7.8
$7.3
$7.3
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

G&A to Average Assets


2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.98%
2.00%
2.10%
1.95%
1.81%
1.79%
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Efficiency Ratio


75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
57.48%
61.11%
74.09%
72.27%
63.57%
59.23%
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Return on Average Assets



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.29%
0.54%
0.43%
0.15%
0.26%
0.23%
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Return on Average Equity



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.64%
7.07%
5.59%
1.91%
3.30%
2.99%
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Diluted Earnings per Share


$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.18
$0.36
$0.28
$0.10
$0.17
$0.15
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Book Value per Share

PROVIDENT
Provident Financial Holdings, Inc.


$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$19.97
$20.09
$20.20
$20.21
$20.35
$20.49
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Community Banking

PROVIDENT
Bank ™
More for you everyday.

Total Assets



(In Millions)
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,772
$1,770
$1,649
$1,606
$1,640
$1,674
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Loan to Investment Mix



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$182
$165
$151
$144
$154
$169
$1,391
$1,391
$1,351
$1,367
$1,395
$1,407
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)
Loans Held for Investment
Investment Securities

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.


(In Millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$94
$55
$17
$60
$62
$36
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

Provident Financial Holdings, Inc.



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$534
$860
38%
$547
$850
39%
$523
$833
38%
$560
$814
41%
$594
$814
42%
$593
$827
42%
12/06
03/07
06/07
09/07
12/07
03/08
Preferred Loans
Single-family loans
% of Preferred Loans to LHFI

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$ -
$827
$593
$4
As of 03/31/2008
Single-Family
"Preferred Loans"
Other



(In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$ -
$860
$534
$10
As of 12/31/2006
Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA") & NPA to Total Assets



$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands)
2.80%
2.60%
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
(Percentage)

	12/06	03/07	06/07	09/07	12/07	03/08
Non-Performing Assets	$13,740	$14,680	$19,711	$20,591	$24,372	$27,292
NPA to Total Assets	0.78%	0.83%	1.20%	1.28%	1.49%	1.63%

Asset Quality

PROVIDENT
Provident Financial Holdings, Inc.

Provision for Loan Losses (PLL) &
Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
(In Thousands)
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
(Percentage)

	12/06	03/07	06/07	09/07	12/07	03/08
PLL	$3,746	$1,185	-$490	$1,519	$2,140	$3,150
ALL to LHI	1.04%	1.12%	1.09%	1.13%	1.22%	1.18%

Transaction Accounts, CDs & Borrowings


(In Millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$689
$570
$360
$637
$618
$366
$503
$648
$353
$453
$676
$336
$494
$666
$340
$500
$684
$348
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Provident Financial Holdings, Inc.

Deposit Composition



(In Millions)
$684
$147
$123
$47
$31
As of 03/31/2008
$700
$600
$500
$400
$300
$200
$100
$0
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market



(In Millions)
$570
$159
$126
$46
$29
As of 12/31/2006
$500
$400
$300
$200
$100
$0
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™
Faster funded home loans.

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations



(In Millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$79
$310
$37
$294
$39
$189
$34
$97
$33
$98
$32
$86
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)
Saleable
Portfolio

PBM Purchase vs. Refinance


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	12/06	03/07	06/07	09/07	12/07	03/08
Refinance	66%	65%	73%	61%	59%	64%
Purchase	34%	35%	27%	39%	41%	36%

(Quarter Ended)

Provident Financial Holdings, Inc.

"High Margin" vs. "Low Margin" Products


(In Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$89
$221
$91
$203
$97
$92
$79
$18
$89
$9
$82
$4
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)
"High Margin" Products
"Low Margin" Products

Loan Sale Margin



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.00%
0.71%
0.31%
0.11%
1.09%
0.41%
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Stockholders' Equity



(In Millions)
$135
$130
$125
$120
$115
$110
$105
$100
$134
$132
$129
$126
$126
$127
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Share Repurchase Program


200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Shares)

	12/06	03/07	06/07	09/07	12/07	03/08
Shares Repurchased	190,338	194,580	168,491	150,712	36,369	0
Average Cost per Share	$30.09	$27.62	$24.79	$22.40	$19.24	$0.00

(Quarter Ended)

Cash Dividend per Share


$0.18
$0.18
$0.18
$0.18
$0.18
$0.18
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Consolidated Capital Ratio



Equity to Assets
7.90%
7.80%
7.70%
7.60%
7.50%
7.40%
7.30%
7.20%
7.55%
7.43%
7.81%
7.84%
7.69%
7.60%
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Bank Capital Ratio


Tier 1 Core Capital Ratio
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
7.14%
7.15%
7.62%
7.17%
7.13%
7.09%
12/06
03/07
06/07
09/07
12/07
03/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x

	Jun 2006	Sep 2006	Dec 2006	Mar 2007	Jun 2007	Sep 2007	Dec 2007	Mar 2008
Price/TBV	1.54x	1.50x	1.52x	1.37x	1.24x	1.10x	0.81x	0.78x

Stock Performance

Provident Financial Holdings, Inc.


$130
$120
$110
$100
$90
$80
$70
$60
$50

	Sep 2006	Dec 2006	Mar 2007	Jun 2007	Sep 2007	Dec 2007	Mar 2008
PROV	$100	$102	$92	$85	$76	$57	$56
Nasdaq Bank Index	$100	$105	$101	$99	$94	$83	$79
Nasdaq Stock Index	$100	$107	$107	$115	$118	$116	$100

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on September 30, 2006 and that all dividends were reinvested.

PROVIDENT

Provident Financial Holdings, Inc.

PROV

NASDAQ LISTED

www.myprovident.com